SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2014
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

     References in this Report to “we,” “us,” “our” or the “Company” refer to General Finance Corporation, a Delaware corporation (“GFN”), and its direct and indirect subsidiaries. These subsidiaries include GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”); GFN North America Corp., a Delaware corporation ("GFNNA"); GFN Manufacturing Corporation, a Delaware corporation ("GFNMC"), and its subsidiary Southern Frac, LLC, a Texas limited liability company; Royal Wolf Holdings Limited, an Australian corporation publicly traded on the Australian Securities Exchange ("RWH"); and its Australian and New Zealand subsidiaries (collectively, "Royal Wolf"); Pac-Van, Inc., an Indiana corporation, and its Canadian subsidiary, PV Acquisition Corp., an Alberta corporation, doing business as "Container King" (collectively, "Pac-Van"); and Lone Star Tank Rental Inc., a Delaware corporation ("Lone Star").

TABLE OF CONTENTS
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Item 8.01	Other Events	1

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Item 8.01 Other Events

On May 6, 2014 (in Australia), Royal Wolf (ASX:RWH) announced financial results for its quarter and nine months ended March 31, 2014, with comparisons to corresponding periods in the fiscal year ended June 30, 2013 (“2013FY”), and, along with a presentation for the Macquarie Australia conference, filed the announcement with the Australian Securities Exchange. The financial results are presented in Australian dollars and have been prepared in accordance with Australian International Financial Reporting Standards (“AIFRS”) and other Australian authoritative pronouncements.  Among the financial information released were:

Third Quarter Highlights

●	Revenues were $40.2 million, an increase of 4.6% over the third quarter of 2013FY.
●	Leasing revenues were $21.3 million, an increase of 15.0% over the third quarter of 2013FY.
●	Leasing revenues comprised 52.9% of total revenues versus 47.1% for the third quarter of 2013FY.
●	Net profit after tax attributable to ordinary shareholders was $3.8 million versus $4.1 million for the third quarter of 2013FY.

Year to Date Highlights

●	Year to date revenues were $128.6 million, an increase of 16.4% over the year-to-date of 2013FY.
●	Leasing revenues comprised 46.8% of total revenues versus 49.4% for the year-to-date of 2013FY.
●	Leasing revenues were $60.2 million, an increase of 10.4% over the year-to-date of 2013FY.
●	Net profit after tax attributable to ordinary shareholders was $10.2 million versus $10.7 million for the year-to-date of 2013FY.
●	Total lease fleet utilization was 82.1% at March 31, 2014, compared to 80.5% at March 31, 2013.

The above-mentioned press release, Macquarie Australia conference presentation and other information about Royal Wolf are available on the Australian Securities Exchange and the Royal Wolf website at www.royalwolf.com.au.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: May 6, 2014	By:	/s/ CHARLES E. BARRANTES
Charles E. Barrantes
Executive Vice President and
Chief Financial Officer

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